Exhibit 10.1
EIGHTH AMENDMENT TO CREDIT AGREEMENT
Dated as of April 24, 2020
among
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
as the Company,
FLEETCOR TECHNOLOGIES, INC.,
as the Parent,
THE DESIGNATED BORROWERS PARTY HERETO,
CAMBRIDGE MERCANTILE CORP. (U.S.A.),
as the Additional Borrower,
THE OTHER GUARANTORS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,
PNC CAPITAL MARKETS, LLC,
TD BANK, N.A.
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as CoSyndication Agents,
BMO Harris Bank, N.A.,
THE BANK OF NOVA SCOTIA,
Capital One, National Association,
REGIONS BANK
and
Fifth Third Bank, National Association,
as CoDocumentation Agents,
Citibank, N.A.,
BARCLAYS BANK PLC,
JPMORGAN CHASE BANK, N.A.,
ROYAL BANK OF CANADA
and
Santander Bank, N.A.,
as Co-Managing Agents
and
THE OTHER LENDERS PARTY HERETO
BOFA SECURITIES, INC.,
PNC CAPITAL MARKETS, LLC
and

WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners

2

CHAR1\1721076v4

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of April 24, 2020 (the “Eighth Amendment Effective Date”) is entered into among FleetCor Technologies Operating Company, LLC, a Louisiana limited liability company (the “Company”), FleetCor Technologies, Inc., a Delaware corporation (the “Parent”), the Designated Borrowers party hereto (including FleetCor Luxembourg Holding2, a société à responsabilité limitée incorporated under the laws of the Grand-Duchy of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B 121.980), Cambridge Mercantile Corp. (U.S.A.), a Delaware corporation (the “Additional Borrower”), the other Guarantors party hereto, the Lenders party hereto (including each New Lender (as defined below)), and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Company, the Parent, the Designated Borrowers from time to time party thereto, the Additional Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, are parties that that certain Credit Agreement dated as of October 24, 2014 (as amended, modified, supplemented, increased or extended from time to time prior to the Eighth Amendment Effective Date, the “Existing Credit Agreement”);

WHEREAS, the Company has requested that (a) each Revolving D Lender provide a Revolving D Commitment in the amount set forth opposite such Revolving D Lender’s name on Schedule 2.01 attached hereto, subject to the terms and conditions specified in this Amendment and the Amended Credit Agreement, and (b) the Existing Credit Agreement be amended as set forth below, subject to the terms and conditions specified in this Amendment; and
WHEREAS, (a) each Revolving D Lender is willing to provide a Revolving D Commitment in the amount set forth opposite such Revolving D Lender’s name on Schedule 2.01 attached hereto, subject to the terms and conditions specified in this Amendment and the Amended Credit Agreement, and (b) each party hereto is willing to amend the Existing Credit Agreement as set forth below, subject to the terms and conditions specified in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Establishment of Aggregate Revolving D Commitments. Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, the Aggregate Revolving D Commitments are hereby established in an aggregate principal amount of $250,000,000. Each Revolving D Lender severally agrees to make Revolving D Loans in Dollars to the Company as set forth in, and subject to the terms and conditions set forth in, the Amended Credit Agreement.

2. Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:

(a) The Existing Credit Agreement is hereby amended in its entirety to read in the form attached hereto as Annex A (the Existing Credit Agreement, as so amended, the “Amended Credit Agreement”).

(b) Schedule 2.01 to the Existing Credit Agreement is hereby amended to add the columns set forth on Schedule 2.01 attached hereto.

(c) Exhibits A and O to the Existing Credit Agreement are hereby amended in their entireties to read in the forms attached hereto as Exhibits A and O, respectively.

(d) Except as set forth in Sections 2(b) and (c), all schedules and exhibits to the Existing Credit Agreement (as amended prior to the Eighth Amendment Effective Date) shall not be modified or otherwise affected hereby.

3. Conditions Precedent. This Amendment, and the obligation of each Revolving D Lender to make Revolving D Loans under the Amended Credit Agreement, shall be effective upon satisfaction of the following conditions precedent:

(a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by (i) a Responsible Officer of the Company, the Parent, the Designated Borrowers, the Additional Borrower, and the other Guarantors, (ii) the Required Lenders, and (iii) each Revolving D Lender.
(b) Receipt by the Administrative Agent of Revolving Notes dated the Eighth Amendment Effective Date, executed by a Responsible Officer of the Company in favor of each New Lender requesting a Revolving Note from the Company.
(c) Receipt by the Administrative Agent of favorable opinions of legal counsel to the U.S. Loan Parties, addressed to the Administrative Agent and each Lender (including each New Lender), and dated as of the Eighth Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.
(d) Receipt by the Administrative Agent of a certificate of each U.S. Loan Party, in each case, duly executed by a Responsible Officer of each such Loan Party, dated as of the Eighth Amendment Effective Date, (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the this Amendment and the transactions contemplated hereby (including the establishment of the Aggregate Revolving D Commitments), (ii) certifying and attaching copies of the Organization Documents of such Loan Party, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable (or, as to any such Organization Documents that have not been amended, modified or terminated since previously certified to the Administrative Agent, certifying that such Organization Documents have not been amended, modified or terminated since such date and remain in full force and effect, and true and complete, in the form previously delivered to the Administrative Agent on such date), and (iii) certifying as to the incumbency, identity, authority and capacity of each Responsible Officer of such Loan Party authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party.

CHAR1\1721076v4

(e) Receipt by the Administrative Agent of such documents and certifications as the Administrative Agent may require to evidence that each U.S. Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation.
(f) Receipt by the Administrative Agent of the following: (i) searches of Uniform Commercial Code filings and tax and judgment liens in the jurisdiction of formation of each U.S. Loan Party and each other jurisdiction reasonably required by the Administrative Agent, disclosing no Liens other than Permitted Liens; (ii) searches of ownership of, and Liens on, United States registered intellectual property of each U.S. Loan Party in the appropriate governmental offices, disclosing no Liens other than Permitted Liens; and (iii) duly executed notices of grant of security interest in substantially the form required by the Security Agreement as are necessary, in the Administrative Agent’s discretion, to perfect the Administrative Agent’s security interest in the United States registered intellectual property of the U.S. Loan Parties.
(g) To the extent required by the Administrative Agent, receipt by the Administrative Agent of copies of insurance policies or certificates of insurance of the Loan Parties evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including naming the Administrative Agent and its successors and assigns as additional insured (in the case of liability insurance) or lenders’ loss payee (in the case of property insurance) on behalf of the Lenders (including the New Lenders).
(h) All boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with this Amendment and the transactions contemplated hereby (including the establishment of the Aggregate Revolving D Commitments) shall have been obtained.
(i) There has not occurred since December 31, 2019 any event or circumstance that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
(j) Receipt by the Administrative Agent of a certificate, dated as of the Eighth Amendment Effective Date, signed by a Responsible Officer of the Company certifying as to the satisfaction of the conditions set forth in Sections 3(h) and (i) and Section 4(c)(iv).
(k) Receipt by the Administrative Agent of a certificate, dated as of the Eighth Amendment Effective Date, signed by the Parent’s chief financial officer certifying that, after giving effect to this Amendment and any borrowings and other transactions to occur on the Eighth Amendment Effective Date, the Parent and its Subsidiaries on a consolidated basis are Solvent.
(l) Receipt by the Administrative Agent of projections for the Parent and its Subsidiaries, in form and substance satisfactory to the Administrative Agent.
(m) Receipt by the Administrative Agent and each Lender (including any New Lender) of all documentation and other information that it has reasonably requested in writing that it has reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

CHAR1\1721076v4

(n) To the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and each Lender (including each New Lender), to the extent requested by the Administrative Agent or such Lender (including any such New Lender), of a Beneficial Ownership Certification in relation to such Borrower.
(o) Receipt by BofA Securities (or any of its designated Affiliates) of any fees owing to BofA Securities (or any of its designated Affiliates), the Administrative Agent and the Lenders (including the New Lenders) that are required to be paid on or before the Eighth Amendment Effective Date.
(p) Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel, if so requested by the Administrative Agent) to the extent invoiced prior to or on the Eighth Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

For purposes of determining compliance with the conditions specified in this Section 3, each Lender (including each New Lender) that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Eighth Amendment Effective Date specifying its objections.

4. Miscellaneous.

(a) The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby.
(b) Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment and the transactions contemplated hereby (including the establishment of the Aggregate Revolving D Commitments), (ii) affirms all of its obligations under the Loan Documents to which it is a party, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents to which it is a party. Each Loan Party hereby acknowledges that, as of the Eighth Amendment Effective Date, the security interests and Liens granted to the Administrative Agent for the benefit of the holders of the Obligations under the Collateral Documents to secure the Obligations are in full force and effect, are properly perfected, and are enforceable in accordance with the terms of the Security Agreement and the other Loan Documents.
(c) Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders (including the New Lenders) as follows:
(i) The execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and do not (A) contravene the terms of any of such Loan Party’s Organization

CHAR1\1721076v4

Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (1) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law.
(ii) This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, subject to laws generally affecting creditors’ rights, to statutes of limitations and to principles of equity.
(iii) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment or the Amended Credit Agreement.
(iv) After giving effect to this Amendment: (A) the representations and warranties of such Loan Party set forth in Article VI of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Eighth Amendment Effective Date with the same effect as if made on and as of the Eighth Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 4(c)(iv)(A), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Amended Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.01 of the Amended Credit Agreement; and (B) no Default has occurred and is continuing or would result from the transactions contemplated by this Amendment.
(v) The Persons signing this Amendment as Guarantors include all of the Subsidiaries existing as of the Eighth Amendment Effective Date that are required to become Guarantors pursuant to the Existing Credit Agreement on or prior to the Eighth Amendment Effective Date.
(d) Each Revolving D Lender that signs this Amendment as a Lender and that was not a Lender party to the Existing Credit Agreement prior to the effectiveness of this Amendment (each a “New Lender”) (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (B) it meets all requirements of an Eligible Assignee under the Amended Credit Agreement (subject to receipt of such consents as may be required under the Amended Credit Agreement), (C) from and after the Eighth Amendment Effective Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it has received a copy of the Existing Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and

CHAR1\1721076v4

decision to enter into this Amendment and become a Lender under the Amended Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (E) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Amended Credit Agreement; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(e) Each of the Administrative Agent and each Loan Party agree that, as of the Eighth Amendment Effective Date, each New Lender shall (i) be a party to the Amended Credit Agreement (and, as applicable, the other Loan Documents), (ii) be a “Lender” and a “Revolving D Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender and a Revolving D Lender under the Amended Credit Agreement and the other Loan Documents.
(f) The address of each New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such New Lender to the Administrative Agent.
(g) Each Lender (including each New Lender) party hereto and the L/C Issuer represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender and the L/C Issuer set forth in the Amended Credit Agreement are true and correct as of the Eighth Amendment Effective Date. Each party hereto acknowledges and agrees to the provisions set forth in Section 11.20 of the Amended Credit Agreement.
(h) This Amendment may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in any other electronic format (such as .pdf format) shall be effective as delivery of a manually executed original counterpart of this Amendment. Subject to Section 11.16 of the Amended Credit Agreement, execution of this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be.
(i) This Amendment is a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness hereof, all references to the “Credit Agreement” set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Amended Credit Agreement.
(j) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW

CHAR1\1721076v4

YORK. This Amendment shall be further subject to the terms and conditions of Sections 11.14 and 11.15 of the AMENDED credit agreement, the terms of which are incorporated herein by reference as if fully set forth herein.
[remainder of page intentionally left blank]

CHAR1\1721076v4

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered by a duly authorized officer as of the date first above written.
COMPANY:   FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
a Louisiana limited liability company
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
PARENT:   FLEETCOR TECHNOLOGIES, INC.,
a Delaware corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
DESIGNATED
BORROWERS:   FLEETCOR UK ACQUISITION LIMITED,
a private limited company registered in England and Wales
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Director
ALLSTAR BUSINESS SOLUTIONS LIMITED,
a private limited company registered in England and Wales
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title:  Director
BUSINESS FUEL CARDS PTY LTD (formerly FleetCor Technologies Australia Pty Ltd), a proprietary limited company registered in Australia, in accordance with section 127 of the Corporations Act 2001 (Cth)
ACN 161 721 106
By: /s/ Eric Dey
Name: Eric Dey
Title: Director
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
EIGHTH AMENDMENT TO CREDIT AGREEMENT

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
EIGHTH AMENDMENT TO CREDIT AGREEMENT

FLEETCOR TECHNOLOGIES NEW ZEALAND LIMITED,
a company registered in New Zealand
By: /s/ Steven Joseph Pisciotta
Name: Steven Joseph Pisciotta
Title:  Director
FLEETCOR LUXEMBOURG HOLDING2,
a société à responsabilité limitée incorporated under the laws of Luxembourg
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Type A Manager
ADDITIONAL
BORROWER:   CAMBRIDGE MERCANTILE CORP. (U.S.A.),
a Delaware corporation
By: /s/ Gary McDonald
Name: Gary McDonald
Title: President
GUARANTORS:  CFN HOLDING CO.,
a Delaware corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
CLC GROUP, INC.,
a Delaware corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
CORPORATE LODGING CONSULTANTS, INC.,
a Kansas corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
EIGHTH AMENDMENT TO CREDIT AGREEMENT

CREW TRANSPORTATION SPECIALISTS, INC.,
a Kansas corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
MANNATEC, INC.,
a Georgia corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
FLEETCOR FUEL CARDS LLC,
a Delaware limited liability company
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
Pacific Pride Services, LLC,
a Delaware limited liability company
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
NVOICEPAY, INC.,
an Oregon corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
GEHL COMPANIES, INC.,
a Minnesota corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
LJK COMPANIES, LLC,
a Minnesota limited liability company
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
EIGHTH AMENDMENT TO CREDIT AGREEMENT

Title: Treasurer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
EIGHTH AMENDMENT TO CREDIT AGREEMENT

nhi-2, llc,
an Illinois limited liability company
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
FCHC Holding Company, LLC,
a Delaware limited liability company
By: /s/ John Coughlin
Name: John Coughlin
Title: President
Comdata Inc.,
a Delaware corporation
By: /s/ Robert E. Kribbs
Name: Robert E. Kribbs
Title: Vice President
Comdata TN, Inc.,
a Tennessee corporation
By: /s/ Robert E. Kribbs
Name: Robert E. Kribbs
Title: Vice President
Comdata Network, Inc. of California,
a California corporation
By: /s/ Robert E. Kribbs
Name: Robert E. Kribbs
Title: Vice President
CAMBRIDGE MERCANTILE CORP. (NEVADA),
a Delaware corporation
By: /s/ Michael Rockouski
Name: Michael Rockouski
Title: President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
EIGHTH AMENDMENT TO CREDIT AGREEMENT

COMDATA LA, LLC,
a Louisiana limited liability company
By: Comdata Inc., a Delaware corporation, its sole member
By: /s/ Robert E. Kribbs
Name: Robert E. Kribbs
Title: Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
EIGHTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:   bank of america, n.a.,
as Administrative Agent
By: /s/ Felicia Brinson
Name: Felicia Brinson
Title: Assistant Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
EIGHTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:   bank of america, n.a.,
as a Lender, Swing Line Lender and L/C Issuer
By: /s/ Ryan Maples
Name: Ryan Maples
Title: Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
EIGHTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Andrew Fraser
Name: Andrew Fraser
Title: Vice President

TD BANK, N.A.,
as a Lender
By: /s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Lex Mayers
Name: Lex Mayers
Title: SVP

BMO HARRIS BANK, N.A.,
as a Lender
By: /s/ Christina Boyle
Name: Christina Boyle
Title: Managing Director

THE BANK OF NOVA SCOTIA,
as a Lender
By: /s/ David Vishny
Name: David Vishny
Title: Managing Director

REGIONS BANK,
as a Lender
By: /s/ Jason Douglas
Name: Jason Douglas
Title: Director
CHAR1\1721076v4

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Dan Komitor
Name: Dan Komitor
Title: Managing Director

CITIBANK, N.A.,
as a Lender
By: /s/ Marina Donskaya
Name: Marina Donskaya
Title: Managing Director

BARCLAYS BANK PLC,
as a Lender
By: /s/ Martin Corrigan
Name: Martin Corrigan
Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Jonathan Malden
Name: Jonathan Malden
Title: Duly Authorized Signatory

JPMORGAN CHASE BANK, N.A.,
as a Lender
By: /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

ROYAL BANK OF CANADA,
as a Lender
By: /s/ Jennifer Flann
CHAR1\1721076v4

Name: Jennifer Flann
Title: Director

SANTANDER BANK, N.A.,
as a Lender
By: /s/ Donna Cleary
Name: Donna Cleary
Title: Senior Vice President

FIRST COMMONWEALTH BANK,
as a Lender
By: /s/ Jason R. Borgoyne
Name: Jason R. Borgoyne
Title: Officer

CHAR1\1721076v4

MIZUHO BANK LTD.,
as a Lender
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

CHAR1\1721076v4

sYNOVUS bANK,
as a Lender
By: /s/ Chandra Cockrell
Name: Chandra Cockrell
Title:

CHAR1\1721076v4

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Kathryn Williams
Name: Kathryn Williams
Title: SVP

CHAR1\1721076v4

THE HUNTINGTON NATIONAL BANK,
as a Lender
By: /s/ Ryan Benefiel
Name: Ryan Benefiel
Title: Assistant Vice President

CHAR1\1721076v4

MUFG BANK, LTD.,
as a Lender
By: /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

CHAR1\1721076v4

55 Loan Strategy Fund Series 2 A Series Trust of
Multi Manager Global Investment Trust
As a Lender
By: BlackRock Financial Management Inc., Its
Investment manager

By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

CHAR1\1721076v4

55 Loan Strategy Fund Series 3 A Series Trust of
Multi Manager Global Investment Trust
As a Lender
By: BlackRock Financial Management Inc., Its
Investment manager

By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

CHAR1\1721076v4

55 Loan Strategy Fund Series 4 a Series Trust of
Multi Manager Global Investment Trust
As a Lender
By: BlackRock Financial Management Inc., Its
Investment manager

By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

CHAR1\1721076v4

BR US Leveraged Loans Fund a Series Trust of
MYL Global Investment Trust
As a Lender
By: BlackRock Financial Management Inc., Its
Investment manager

By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

CHAR1\1721076v4

Delaware Life Insurance Company
As a Lender

By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

CHAR1\1721076v4

Employers Assurance Company
As a Lender
By: BlackRock Financial Management Inc., Its
Investment Advisor

By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

CHAR1\1721076v4

Employers Compensation Insurance Company
As a Lender
By: BlackRock Financial Management Inc., Its
Investment Advisor

By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

CHAR1\1721076v4

Employers Reassurance Corporation
As a Lender
By: BlackRock Financial Management Inc., Its
Investment Advisor

By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

CHAR1\1721076v4

ZURICH AMERICAN LIFE INSURANCE COMPANY
As a Lender
By: BlackRock Financial Management Inc., Its
Investment Advisor

By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

CHAR1\1721076v4

CHAR1\1721076v4

Annex A

Amended Credit Agreement

[see attached]

CHAR1\1721076v4

Schedule 2.01

Revolving D Commitments and Applicable Percentages of Aggregate Revolving D Commitments

Revolving D Lender	Revolving D Commitment	Applicable Percentage of Aggregate Revolving D Commitments
Bank of America, N.A.	$22,500,000.00	9.000000000%
PNC Bank, National Association	$22,500,000.00	9.000000000%
TD Bank, N.A.	$22,500,000.00	9.000000000%
Wells Fargo Bank, National Association	$22,500,000.00	9.000000000%
BMO Harris Bank, N.A.	$22,500,000.00	9.000000000%
The Bank of Nova Scotia	$17,500,000.00	7.000000000%
Regions Bank	$15,000,000.00	6.000000000%
Fifth Third Bank, National Association	$10,000,000.00	4.000000000%
Citibank, N.A.	$25,000,000.00	10.000000000%
Barclays Bank PLC	$15,000,000.00	6.000000000%
Capital One, National Association	$15,000,000.00	6.000000000%
JPMorgan Chase Bank, N.A.	$15,000,000.00	6.000000000%
Royal Bank of Canada	$15,000,000.00	6.000000000%
Santander Bank, N.A.	$10,000,000.00	4.000000000%
TOTAL	$250,000,000.00	100.000000000%

CHAR1\1721076v4

EXHIBIT A

FORM OF LOAN NOTICE

Date: __________, 20__

To: Bank of America, N.A., as Administrative Agent

Re: Credit Agreement dated as of October 24, 2014 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among FleetCor Technologies Operating Company, LLC (the “Company”), FleetCor Technologies, Inc., a Delaware corporation (the “Parent”), the Designated Borrowers from time to time party thereto, the Additional Borrower, to the extent the Additional Borrower has become a Borrower under the Credit Agreement, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned hereby requests (select one):

A Borrowing of Revolving A Loans

A Borrowing of Revolving B Loans

A Borrowing of Revolving C Loans

A Borrowing of Revolving D Loans

A Borrowing of the Term A Loan

A Borrowing of the Term B-3 Loan

A conversion or continuation of Revolving A Loans

A conversion or continuation of Revolving B Loans

A conversion or continuation of Revolving C Loans

A conversion or continuation of Revolving D Loans

A conversion or continuation of the Term A Loan

A conversion or continuation of the Term B-3 Loan

1. On _______________, 20__ (which is a Business Day).
CHAR1\1721076v4

2. In the amount of [$]__________.

3. Comprised of ______________ (Type of Loan requested).

4. In the following currency: ________________________

5. For Eurocurrency Rate Loans: with an Interest Period of __________ months.

6. On behalf of ____________________________ [insert name of applicable Borrower].

The Company hereby represents and warrants that (a) after giving effect to any Borrowing of Revolving Loans, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (ii) the Total Revolving A Outstandings shall not exceed the Aggregate Revolving A Commitments, (iii) the Total Revolving B Outstandings shall not exceed the Aggregate Revolving B Commitments, (iv) the Total Revolving C Outstandings shall not exceed the Aggregate Revolving C Commitments, (v) the Total Revolving D Outstandings shall not exceed the Aggregate Revolving D Commitments, (vi) the aggregate Outstanding Amount of the Revolving A Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations plus such Lender’s Applicable Percentage of the Outstanding Amount of all Domestic Swing Line Loans shall not exceed such Lender’s Revolving A Commitment, (vii) the aggregate Outstanding Amount of the Revolving B Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Foreign Swing Line Loans shall not exceed such Lender’s Revolving B Commitment, (viii) the aggregate Outstanding Amount of the Revolving C Loans of any Lender shall not exceed such Lender’s Revolving C Commitment, and (ix) the aggregate Outstanding Amount of the Revolving D Loans of any Lender shall not exceed such Lender’s Revolving D Commitment; and (b) each of the conditions set forth in Sections 5.03(a) and (b) of the Credit Agreement has been satisfied on and as of the date of such Borrowing.

[Insert Borrower Name]

By:
Name:
Title:

CHAR1\1721076v4

EXHIBIT O
FORM OF NOTICE OF LOAN PREPAYMENT
TO:  Bank of America, N.A., as [Administrative Agent][Swing Line Lender]
RE: Credit Agreement dated as of October 24, 2014 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among FleetCor Technologies Operating Company, LLC (the “Company”), FleetCor Technologies, Inc., a Delaware corporation (the “Parent”), the Designated Borrowers from time to time party thereto, the Additional Borrower, to the extent the Additional Borrower has become a Borrower under the Credit Agreement, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.
DATE:  [Date]
The [insert name of Borrower] (the “Borrower”) hereby notifies the [Administrative Agent][Swing Line Lender] that on _____________ pursuant to the terms of Section 2.05 of the Credit Agreement, the Borrower intends to prepay/repay the following Loans as more specifically set forth below:

Optional prepayment of [Revolving A] [Revolving B] [Revolving C] [Revolving D] [Term A] [Term B-3] [Incremental Term] Loans in the following amount(s):

Eurocurrency Rate Loans: $
         [In the following Alternative Currency:    ]
         Applicable Interest Period:

Base Rate Loans: $

Optional prepayment of Domestic Swing Line Loans in the following amount: $

Optional prepayment of Foreign Swing Line Loans in the following amount: $   and in the following currency: _______________.
Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CHAR1\1721076v3

CHAR1\1721076v3

[BORROWER NAME],
a [Jurisdiction and Type of Organization]
By:
Name:
Title:
CHAR1\1721076v4